UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 12, 2004

                             AUTO DATA NETWORK INC.


             (Exact name of registrant as specified in its charter)



     Delaware                                                  13-3944580
----------------------                                     ------------------
State of Incorporation                                     IRS Employer ID No.

5 Lamberts Road, Century Place
Tunbridge Wells, Kent, UK
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Address of principal Executive Offices                              Zip Code


                REGISTRANT'S TELEPHONE NUMBER 011 44 1892 511 566

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On September 3, 2004 Auto Data Network, Inc. (the "Company") filed a definitive proxy statement in which the Company solicited its shareholders their approval, by written consent, of an amendment to the Company's Certificate of Incorporation which increases the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company from 50,000,000 shares to 75,000,000 shares. Paper copies of the proxy statements were issued to shareholders of record on September 3, 2004. The Company received majority approval from shareholders in each class of its stock and declared the definitive proxy statement effective on November 20, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

3.1 Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2004

AUTO DATA NETWORK, INC.



/s/ Christopher Glover
-----------------------
By: Christopher Glover
President